UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2023

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	EXPR	The New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Express, Inc. (the "Company") held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the Company's shareholders at the Annual Meeting.

Proposal 1 | Election of Class I Directors
The Company's shareholders elected four nominees, Michael Archbold, Timothy Baxter, Satish Mehta and Peter Swinburn, as Class I directors to each serve three-year terms expiring at the Company’s 2026 annual meeting of shareholders and to hold office until their respective successor is duly elected and qualified or until their earlier resignation or removal. The voting results are set forth below:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael Archbold	25,933,187	6,063,833	1,011,052	16,950,105
Timothy Baxter	25,678,225	6,576,259	753,588	16,950,105
Satish Mehta	29,166,117	3,026,991	814,964	16,950,105
Peter Swinburn	25,255,164	6,714,912	1,037,996	16,950,105

Proposal 2 | Advisory Vote to Approve Executive Compensation (Say-on-Pay)
The Company's shareholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers for 2022 as disclosed in the proxy statement for the Annual Meeting. The voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,441,092	8,065,474	501,506	16,950,105

Proposal 3 | Approval of an Amendment to the Company’s Certificate of Incorporation to effect, at the Discretion of the Board, a Reverse Stock Split and a Corresponding Proportional Reduction in the Number of Authorized Shares of the Company’s Common Stock (the “Reverse Stock Split Proposal”)

The Company's shareholders approved the Reverse Stock Split Proposal. The voting results are set forth below:

Votes For	Votes Against	Abstentions
43,073,455	6,645,529	239,193

Proposal 4 | Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2023
The Company's shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2023. The voting results are set forth below:

Votes For	Votes Against	Abstentions
47,141,461	941,364	1,875,352

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: June 8, 2023	/s/ Jason Judd
Jason Judd
Senior Vice President, Chief Financial Officer and Treasurer